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                                                                    EXHIBIT 21.1

                        SPX CORPORATION AND SUBSIDIARIES
                           SUBSIDIARIES OF REGISTRANT

                                                                 JURISDICTION OF
SUBSIDIARY                                                         INCORPORATION
----------                                                         -------------

227 BROWNTOWN ROAD CORPORATION ........................................Minnesota
411 CENTER AVE. WEST CORPORATION ...................................South Dakota
A. R. BRASCH MARKETING INC. ............................................Michigan
ADVANCED INDUSTRIAL TECHNOLOGIES, INC. .................................Michigan
ADVANCED TEST PRODUCTS INTERNATIONAL, INC. .............................Delaware
ADVANCED TEST PRODUCTS, INC. ............................................Florida
AIR GAGE COMPANY .......................................................Michigan
AMCA INTERNATIONAL CORPORATION .........................................Delaware
AMCA INTERNATIONAL FINANCE CORPORATION .................................Delaware
AMCA/BROOKFIELD INTERNATIONAL SALES CORPORATION ........................Delaware
AMCA/KOEHRING COMPANY ..................................................Delaware
AMCA/MONROE HOLDINGS CORP. .............................................Delaware
AURORA/HYDROMATIC PUMPS INC. ...........................................Delaware
BOMAG HOLDING, INC. ....................................................Delaware
BRAN & LUEBBE (US) INC. ................................................Delaware
BRAN & LUEBBE, INC. ....................................................Delaware
CII TUSTIN, INC. .....................................................California
CMB INDUSTRIES, INC. ...................................................Michigan
COFIMCO USA, INC. ......................................................Virginia
COMPACTION AMERICA, INC. ...............................................Delaware
CORE INDUSTRIES INC. .....................................................Nevada
CORMAC TRUSTEE CORP. ....................................................Indiana
DATA SWITCH SUBSIDIARY STOCK CORPORATION ...............................Delaware
DECISION STRATEGIES LLC ................................................Delaware
DECISION STRATEGIES/FAIRFAX INTERNATIONAL UK, LLC ......................Delaware
DESA INDUSTRIES, INC. ..................................................Delaware
DOLLINGER CORPORATION ............................................North Carolina
DOMINION BUILDING PRODUCTS, INC. ..........................................Texas
DYNAMIC ACQUISITION CORPORATION ......................................California
EDWARDS SYSTEMS TECHNOLOGY, INC. ....................................Connecticut
ENGINEERING ANALYSIS ASSOCIATES, INC. ..................................Michigan
FAIRBANKS MORSE PUMP CORPORATION .........................................Kansas
FAIRFAX CONSULTANTS, LTD. ..............................................Delaware
FILTRAN AFTERMARKET PRODUCTS ...........................................Illinois
FLAIR CORPORATION ......................................................Delaware
FLAIR-NEW CASTLE, INC. .................................................Delaware

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FLUID TECHNOLOGIES, INC. ...............................................Oklahoma
GCA INTERNATIONAL CORPORATION ........................................New Jersey
GENERAL FAREBOX SERVICE OF ATLANTA, INC. ...............................Delaware
GENERAL SIGNAL CORPORATION .........................................South Dakota
GENERAL SIGNAL ENVIRONMENTAL RISK MANAGEMENT COMPANY ...................Delaware
GENERAL SIGNAL HEALTHCARE MANAGEMENT, INC. .............................Delaware
GENERAL SIGNAL HOLDINGS COMPANY ........................................Delaware
GENERAL SIGNAL INTERNATIONAL CORPORATION ...............................Delaware
GENERAL SIGNAL TECHNOLOGY CORPORATION ..................................Delaware
GS DEVELOPMENT CORPORATION .............................................Delaware
GSBS DEVELOPMENT CORPORATION ...........................................Delaware
GSLE DEVELOPMENT CORPORATION ...........................................Delaware
GSPS DEVELOPMENT CORPORATION ...........................................Delaware
GSR MERGER SUB, INC. ...................................................Delaware
GSTC DEVELOPMENT CORPORATION ...........................................Delaware
INRANGE DEVELOPMENT CORPORATION ........................................Delaware
INRANGE FINANCIAL CORPORATION ..........................................Delaware
INRANGE GLOBAL CONSULTING, INC. ........................................Delaware
INRANGE TECHNOLOGIES CORPORATION .......................................Delaware
INTERNATIONAL SUBSIDIARY CORPORATION ...................................Delaware
KAYEX CHINA HOLDINGS, INC. .............................................Delaware
KELLEY COMPANY, INC. ..................................................Wisconsin
KENDRO HOLDINGS, L.P. ..................................................Delaware
KENDRO LABORATORY PRODUCTS, INC. .......................................Delaware
KENDRO LABORATORY PRODUCTS, L.P. .......................................Delaware
KODIAK PARTNERS CORP. ..................................................Delaware
KODIAK PARTNERS II CORP. ...............................................Delaware
LDN, LTD. ..............................................................Delaware
LING DYNAMIC SYSTEMS INC. ...........................................Connecticut
LITSUBS, INC. ..........................................................Delaware
LUNAIRE LIMITED ....................................................Pennsylvania
MARLEY PAN AMERICAN COOLING TOWER CORPORATION ..........................Delaware
MCT SERVICES LLC .......................................................Delaware
METAL FORGE COMPANY, INC. ..............................................Delaware
MF DEVELOPMENT CORPORATION .............................................Delaware
MICHIGAN AIRHOUSE COMPANY, INC. ........................................Michigan
NEW SIGNAL, INC. .......................................................Delaware
P.S.D., INC. ...............................................................Ohio
PEARPOINT INC. .......................................................California
PEL INC. ...............................................................Delaware
PNEUMATIC PRODUCTS CORPORATION .........................................Delaware
PST, INC. ..............................................................Delaware

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RADIODETECTION CORPORATION ...........................................New Jersey
RECOLD, INC. .........................................................California
ROSS HOLDING, INC. .....................................................Delaware
SGS SERVICE PARTNERSHIP ................................................Michigan
SORVALL LLC ............................................................Delaware
SPX DEVELOPMENT CORPORATION ............................................Delaware
SPX FINANCIAL CORPORATION ..............................................Delaware
SPX MINNESOTA PROPERTIES, INC. .........................................Michigan
SPX RISK MANAGEMENT CO. ................................................Delaware
SPX SUBCO ONE, INC .....................................................Delaware
SPX SUBCO THREE, INC. ..................................................Delaware
SPX SUBCO TWO, INC. ....................................................Delaware
SUNFLOWER MANUFACTURING COMPANY, INC. ....................................Kansas
TAPS, LLC ........................................................North Carolina
TCI ACQUISITION CORP. ..................................................Delaware
THE LITWIN CORPORATION ...................................................Kansas
THE MARLEY COMPANY .....................................................Delaware
THE MARLEY COOLING TOWER COMPANY .......................................Delaware
THE MARLEY-WYLAIN COMPANY ..............................................Delaware
THE POTOMAC GROUP & ASSOCIATES, INC. ...................................Delaware
TOLEDO TRANS-KIT, INC. .....................................................Ohio
UNITED DOMINION INDUSTRIES, INC. .......................................Delaware
VARIANT HOLDING, LLC ...................................................Delaware
WAUKESHA ELECTRIC SYSTEMS, INC. .......................................Wisconsin
XCEL ERECTORS, INC. ....................................................Delaware


AIA COMMERCIAL, S.A. ......................................................Spain
AMCA INTERNATIONAL CANADA CORPORATION ....................................Canada
AMPROBE TEST MEASUREMENT GmbH ...........................................Germany
ANGELANTONI HERAEUS SCIENTIFICA, S.p.A. ...................................Italy
ARRENDADORA KORCO, S.A. de C.V. ..........................................Mexico
BEST POWER TECHNOLOGY LIMITED ............................................Taiwan
BICOTEST LIMITED .............................................................UK
BOMAG (CANADA), INC. .....................................................Canada
BOMAG (GREAT BRITAIN) LIMITED ................................................UK
BOMAG FINANCE UK LIMITED .....................................................UK
BOMAG GmbH & Co. OHG ....................................................Germany
BOMAG HOLDING GMBH ......................................................Germany
BOMAG ITALIA S.r.l. .......................................................Italy
BOMAG JAPAN CO., LTD. .....................................................Japan
BOMAG KENT (UK) LIMITED ......................................................UK
BOMAG MASCHINENHANDELSGESELLSCHAFT m.b.H. ...............................Austria

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BOMAG S.A.F. .............................................................France
BOMAG UDI GmbH ..........................................................Germany
BOMAG ULM GmbH ..........................................................Germany
BOMAG UNTERNEHMENSVERWALTUNG GmbH .......................................Germany
BRAN & LUEBBE B.V. ......................................................Holland
BRAN & LUEBBE Electronics GmbH & Co. ....................................Germany
BRAN & LUEBBE Electronics Verwaltungs-GmbH ..............................Germany
BRAN & LUEBBE GmbH ......................................................Germany
BRAN & LUEBBE INTERNATIONAL GmbH ........................................Germany
BRAN & LUEBBE KK ..........................................................Japan
BRAN & LUEBBE Ltd. ....................................................Singapore
BRAN & LUEBBE Ltd. ...........................................................UK
BRAN & LUEBBE Pty. Ltd ................................................Australia
BRAN & LUEBBE S.L. ........................................................Spain
BRAN & LUEBBE S.p.A. ......................................................Italy
BRAN & LUEBBE SA .........................................................Brazil
BRAN & LUEBBE Sarl. ......................................................France
BRAN & LUEBBE ............................................................Norway
BRITISH ELECTRONIC CONTROL LIMITED ...........................................UK
COFIMCO SPA ...............................................................Italy
COX FLUIDPOWER LIMITED .......................................................UK
COX'S MACHINERY LIMITED ......................................................UK
COXMAC HOLDINGS LIMITED ......................................................UK
DATA SWITCH (UK) LIMITED .....................................................UK
DATA SWITCH GMBH ELEKTRONISCHE SYSTEME ..................................Germany
DECISION STRATEGIES/FAIRFAX INTERNATIONAL (UK) LIMITED .......................UK
DECISIONS ITALIA S.R.L. ...................................................Italy
DELAIR B.V. .........................................................Netherlands
DELAIR LIMITED ...............................................................UK
DELTECH B.V. ........................................................Netherlands
DELTECH ENGINEERING LTD. (UK) ................................................UK
DEZURIK INTERNATIONAL LIMITED ................................................UK
DEZURIK JAPAN CO., LTD. ...................................................Japan
DEZURIK MEXICO, S.A. de C.V. .............................................Mexico
DEZURIK OF AUSTRALIA PROPRIETARY LIMITED ..............................Australia
DEZURIK VERTRIEBS GMBH ..................................................Austria
DIRECT CALIBRATION SERVICES LIMITED ..........................................UK
DOCK PRODUCTS CANADA INC. ................................................Canada
DOLLINGER IRELAND LIMITED ...............................................Ireland
DOLLINGER WORLD LIMITED .................................................Ireland
ELECTROLOCATION LIMITED ......................................................UK
FAIRBANKS MORSE INDIA LIMITED .............................................India
FCD (CANADA) Inc. ........................................................Canada

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FENN LIMITED .................................................................UK
FLAIR FILTER-UND TROCKNERTECHNIK GmbH ...................................Germany
FLAIR FILTRATION & DRYING B.V. ......................................Netherlands
FLAIR FILTRATION PRODUCTS INC. ...........................................Canada
FLAIR LIMITED ................................................................UK
G.C. EVANS (Holdings) LIMITED ................................................UK
G.S. IONA LIMITED ............................................................UK
GCA LIMITED ..................................................................UK
GENERAL SIGNAL (BARBADOS) LTD. .........................................Barbados
GENERAL SIGNAL (CHINA) CO., LTD. ..........................................China
GENERAL SIGNAL (EUROPE) LIMITED STOCKPORT
     (ENGLAND),  KINDHAUSEN BRANCH ...........................................UK
GENERAL SIGNAL (S.E.G.) ASIA LIMITED ..................................Hong Kong
GENERAL SIGNAL (UK) LIMITED ..................................................UK
GENERAL SIGNAL ENTERPRISES ..............................................Ireland
GENERAL SIGNAL EUROPE LIMITED ................................................UK
GENERAL SIGNAL FSC, INC. .........................................Virgin Islands
GENERAL SIGNAL GMBH & CO. KG ............................................Germany
GENERAL SIGNAL INDIA PRIVATE LIMITED ......................................India
GENERAL SIGNAL IRELAND B.V. .........................................Netherlands
GENERAL SIGNAL LIMITED ..................................................Ontario
GENERAL SIGNAL NETWORKS (GERMANY) GMBH ..................................Germany
GENERAL SIGNAL S.E.G. LIMITED ................................................UK
GENERAL SIGNAL VERWALTUNGSGESELLSCHAFT GMBH .............................Germany
GS INTERNATIONAL (BARBADOS) LTD. ...................................Barbados, WI
GSE SCALE SYSTEMS GMBH ..................................................Germany
HANGZHOU KAYEX ZHEDA ELECTROMECHANICAL CO., LTD ...........................China
HIGH RIDGE COMPANY LIMITED ..............................................Bermuda
HIGH RIDGE IRELAND LTD. .................................................Ireland
IBS FILTRAN GMBH ........................................................Germany
INRANGE TECHNOLOGIES CANADA INC. .........................................Canada
INRANGE TECHNOLOGIES GMBH ...............................................Germany
INRANGE TECHNOLOGIES HOLDING S.A.S. ......................................France
INRANGE TECHNOLOGIES ITALIA S.R.L. ........................................Italy
INRANGE TECHNOLOGIES LIMITED .................................................UK
INRANGE TECHNOLOGIES S.A. ...............................................Belgium
INRANGE TECHNOLOGIES S.A. ...........................................Switzerland
INRANGE TECHNOLOGIES S.A.S. ..............................................France
JACK HYDRAULICS ..............................................................UK
JATEK, LIMITED ............................................................Japan
JEMACO FLAIR CORPORATION ..................................................Korea
JURUBATECH TECHNOLOGIA AUTOMOTIVA LTDA. ..................................Brazil
KELLEY ATLANTIC LIMITED .................................................Ontario

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KELLEY COMPANY FSC, INC. ...............................................Barbados
KELLEY INTERNATIONAL LIMITED ..........................................Gibraltar
KENDRO LABORATORY PRODUCTS (HK) LTD. ..................................Hong Kong
KENDRO LABORATORY PRODUCTS Gesmbh .......................................Austria
KENDRO LABORATORY PRODUCTS GmbH .........................................Germany
KENDRO LABORATORY PRODUCTS INDIA PVT. LTD. ................................India
KENDRO LABORATORY PRODUCTS LIMITED ...........................................UK
KENDRO LABORATORY PRODUCTS PTY., LTD. .................................Australia
KENDRO LABORATORY PRODUCTS, AB ...........................................Sweden
KENDRO LABORATORY PRODUCTS, AG ......................................Switzerland
KENDRO LABORATORY PRODUCTS, SAS ..........................................France
KENT-MOORE DO BRASIL INDUSTRIA E COMMERCIO LTDA. .........................Brazil
L&N PRODUCTS PTY LIMITED ..............................................Australia
LDS LIMITED ..................................................................UK
LEEDS & NORTHRUP (FRANCE) S.A.R.L. .......................................France
LEEDS & NORTHRUP (NEW ZEALAND) LIMITED ..............................New Zealand
LEEDS & NORTHRUP GMBH ...................................................Germany
LEEDS & NORTHRUP ITALY, S.p.A. ............................................Italy
LEEDS & NORTHRUP LIMITED .....................................................UK
LEEDS & NORTHRUP MEXICANA, S.A. ..........................................Mexico
LEEDS & NORTHRUP S.A. .....................................................Spain
LEEDS & NORTHRUP SINGAPORE PTE. LIMITED ...............................Singapore
LIGHTNIN (EUROPE) LIMITED ....................................................UK
LIGHTNIN MIXERS LIMITED ......................................................UK
LIGHTNIN MIXERS PTY. LTD. .............................................Australia
LING DYNAMIC SYSTEMS GmbH ...............................................Germany
LING DYNAMIC SYSTEMS LIMITED .................................................UK
LING DYNAMIC SYSTEMS SARL ................................................France
LOWENER OTC TOOL GMBH ...................................................Germany
MACTEK PTY LIMITED ....................................................Australia
MARLEY (DAVENPORT) LIMITED ...................................................UK
MARLEY ASIA PACIFIC (SEA) Sdn Bhd (289809-U) ...........................Malaysia
MARLEY ASIA PACIFIC PTE LTD ...........................................Singapore
MARLEY CANADIAN INC. .....................................................Canada
MARLEY COOLING TOWER (HOLDINGS) LIMITED ......................................UK
MARLEY COOLING TOWER COMPANY (EUROPE) LIMITED ................................UK
MARLEY COOLING TOWER COMPANY (FRANCE) SNC ................................France
MARLEY COOLING TOWER COMPANY (U.K.) LIMITED ..................................UK
MARLEY COOLING TOWER EUROPE SPA ...........................................Italy
MARLEY COOLING TOWER INTERNATIONAL LIMITED ..............................Ontario
MARLEY DO BRAZIL PARTICIPACOES Ltd. ......................................Brazil
MARLEY KUHLTURM GmbH ....................................................Germany
MARLEY MEXICANA S.A. de C.V. .............................................Mexico

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MARLEY PELLUX HOLDINGS LTD. ........................................Tortola, BVI
MARLEY PUMP ASIA Pte. Ltd. ............................................Singapore
MARLEY PUMP AUSTRALIA Pty. Ltd. .......................................Australia
MARLEY PUMP EUROPE B.V. .................................................Holland
MARLEY TEMCEL AUSTRALIA PTY. LIMITED ..................................Australia
MARLEY TORRAVAL, S.A. .....................................................Spain
MARLEY WATER-LINE SDN. BHD. ............................................Malaysia
MARLEY-SINRO COOLING TOWER COMPANY, LTD. ..................................China
MELTRACE LIMITED .............................................................UK
NIPPON KENDRO KK ..........................................................Japan
PEARPOINT (INTERNATIONAL) LIMITED ............................................UK
PEARPOINT HOLDINGS LIMITED ...................................................UK
PEARPOINT LIMITED ............................................................UK
PEARPOINT OVERSEAS LIMITED ...................................................UK
PNEUMATIC PRODUCTS LIMITED ...................................................UK
PURIFLAIR INDIA PRIVATE LIMITED ...........................................India
RADIODETECTION (CANADA) LIMITED ..........................................Canada
RADIODETECTION AUSTRALIA PTY LIMITED ..................................Australia
RADIODETECTION B.V. .................................................Netherlands
RADIODETECTION GmbH .....................................................Germany
RADIODETECTION HOLDINGS LIMITED ..............................................UK
RADIODETECTION JV SDN BHD ..............................................Malaysia
RADIODETECTION LIMITED ....................................................China
RADIODETECTION LIMITED ....................................................Japan
RADIODETECTION LIMITED .......................................................UK
RADIODETECTION OVERSEAS LIMITED ..............................................UK
RADIODETECTION PTY LIMITED .........................................South Africa
RADIODETECTION S.L. .......................................................Spain
RADIODETECTION S.R.O. ............................................Czech Republic
RADIODETECTION SARL ......................................................France
RADIODETECTION Sp z.o.o. .................................................Poland
RADIODETECTION Srl ........................................................Italy
RADIODETECTION SRL ......................................................Romania
SERCO CANADA LTD. ........................................................Canada
SHENYANG STOCK ELECTRIC POWER EQUIPMENT COMPANY LIMITED....................China
SPAN INTERNATIONAL LIMITED ..............................................Bahamas
SPX (EUROPE) A.G. ...................................................Switzerland
SPX (SHANGHAI) TRADING CO. LTD. ...........................................China
SPX AUSTRALIA PTY., LTD. ..............................................Australia
SPX CANADA, INC. .........................................................Canada
SPX DE MEXICO, S.A de C.V. ...............................................Mexico
SPX EUROPE GMBH .........................................................Germany
SPX FRANCE S.R.L. ........................................................France

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SPX IBERICA S.A. ..........................................................Spain
SPX INTERNATIONAL, LTD. ................................................Barbados
SPX NETHERLANDS B.V. ................................................Netherlands
SPX SINGAPORE PTE. LTD.                                                Singapore
SPX UNITED KINGDOM LTD. ......................................................UK
SRE ELECTRONICS LIMITED ......................................................UK
STOCK JAPAN, LTD. .........................................................Japan
TECNOTEST S.R.L. ..........................................................Italy
TELESPEC LIMITED .............................................................UK
TOMAL AB .................................................................Sweden
U.D.I. FINANCE LIMITED ..................................................Ireland
U.D.I. FOREIGN SALES CORPORATION ...................................Barbados, WI
U.D.I. MAURITIUS LIMITED ..................................Republic of Mauritius
U.D.I. SRL .........................................................Barbados, WI
UDI (THAILAND) CO. LTD .................................................Thailand
UD-RD HOLDING COMPANY LIMITED ................................................UK
UNITED DOMINION HOLDING LIMITED .........................................Ontario
UNITED DOMINION INDUSTRIES (ITALY) SRL ....................................Italy
UNITED DOMINION INDUSTRIES CORPORATION ..............................Nova Scotia
UNITED DOMINION INDUSTRIES SPAIN, S.L. ....................................Spain
UNITED DOMINION PTE, LTD ..............................................Singapore
VALLEY FORGE TECHNICAL INFORMATION SERVICES GMBH ........................Germany
VARUN FLAIR FILTRATION PRIVATE LTD. .......................................India
VIBRATION SALES AND SERVICE LTD. .............................................UK
WCB ICE CREAM A/S .......................................................Denmark
WCB ICE CREAM ITALY S.R.L. ................................................Italy
WCB MEXICO, S.A. de C.V. .................................................Mexico
WINTCLEAN AIR (UK) LIMITED ...................................................UK
ZITON LIMITED ................................................................UK
ZITON S.A. (PROPRIETARY) LIMITED .......................Republic of South Africa